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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 5, 2004

                        CELL ROBOTICS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           Colorado                             5049-05                          84-1153295
(State or other jurisdiction of        (Commission File Number)     (I.R.S. Employer Identification No.)
        incorporation)


2715 Broadbent Parkway N.E., Albuquerque, New Mexico                               87107
        (Address of principal executive offices)                                (Zip Code)



       Registrant's telephone number, including area code: (505) 343-1131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



Cell Robotics International, Inc. (the "Company") received a letter from Grant Thornton LLP ("Grant Thornton") dated November 5, 2004 stating that Grant Thornton has terminated the client-auditor relationship with the Company. On November 10, 2004, the Audit Committee of the Board of Directors of the Company unanimously approved the appointment of Goldstein Golub Kessler, LLP as the independent accountant for the Company and subsidiary. The Company engaged Goldstein Golub Kessler, LLP on November 11, 2004.

In connection with the audits of the two fiscal years ended December 31, 2003, and the subsequent interim period through November 5, 2004, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement or any event requiring disclosure pursuant to Item 304(a)(1)(iv)(B), (C), (D) or (E) of Regulation S-B.

The audit reports of Grant Thornton on the consolidated financial statements of the Company and subsidiary as of and for the years ended December 31, 2002 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except as follows:

         Grant Thornton's report on the consolidated financial statements of the Company and subsidiary as of and for the years ended December 31, 2002 and 2003 contained a separate paragraph stating "the Company has suffered recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

A letter from Grant Thornton is attached as Exhibit 16.1 to this Form 8-K.

During the Company's two most recent fiscal years, and through November 10, 2004, the Company has not consulted with Goldstein Golub Kessler, LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

            EXHIBIT
            NUMBER                             DESCRIPTION
            -------                            -----------

            16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated November 11, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CELL ROBOTICS INTERNATIONAL, INC.


                                        By:   /s/ Eutimio Sena
                                              ---------------------------------
                                              Eutimio Sena
                                              Chief Executive Officer

Date:  November 11, 2004


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                   DESCRIPTION
-------                                  -----------
16.1              Letter from Grant Thornton LLP to the Securities and Exchange
                  Commission dated November 11, 2004.